VOTING AGREEMENT

Voting Agreement, dated as of September 15, 2009, by and between Barron Partners, LP (“Barron”), and Jianhua Wu (“WU”), Barron and WU being referred to collectively as the “Parties” and each, individually, as a “Party.”

WITNESSETH:

WHEREAS, pursuant to a securities purchase agreement (the “Purchase Agreement”) dated on or about the date of this Voting Agreement, Barron is purchasing from China Wind Systems, Inc., a Delaware corporation (the “Company”), 1,100,000 shares (the “Preferred Shares”) of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share, which is convertible into shares (the “Conversion Shares”) of common stock, par value $0.001 per share, at the Conversion Ratio, as defined in and determined in accordance with, the certificate of designation relating to the Series A Convertible Preferred Stock; and

WHEREAS, as a condition to the sale of the Preferred Shares to Barron, Barron agreed that, as long as Barron owns any of the Preferred Shares or Conversion Shares (collectively, the “Covered Shares”), WU shall have the right to vote such shares;

WHEREFORE, the parties do hereby agree as follows:

1.      Agreement to Vote.

(a) Barron hereby agrees that at any meeting of the stockholders of the Company, however called, and in any action by consent of the stockholders of the Company, with regards to the “Covered Shares,” Barron shall vote or cause to be voted or execute a written consent in favor of all Covered Matters, as hereinafter defined, in accordance with instructions from WU.

(b) For purposes of this Agreement, “Covered Matters” shall mean any of the following:

(i)         the election of directors; and

(ii)         any other matter for which the vote or consent of stockholders of the Company is obtained.

(c) Nothing contained in this Agreement shall be deemed to vest in WU any direct or indirect ownership with respect to the Covered Shares, and, notwithstanding anything in this Agreement to the contrary, Barron shall retain any and all of its rights, powers and authorities as a holder of the Covered Shares.

(d) At the request of WU, Barron shall execute an irrevocable proxy in favor of WU with respect to any Covered Shares which are entitled to vote or grant consent.  Such irrevocable proxy shall be satisfactory in form and substance to WU.

2.      Effect of Transfer.

(a) Nothing in this Agreement shall be deemed to limit or restrict the ability of Barron to sell, hold, dispose, transfer and/or encumber all or any portion of the Covered Shares.

(b) In the event of any sale or other transfer or disposition (any such transaction being referred to as a “sale”) by which Barron conveys ownership of any Covered Shares (other than to an affiliate, as defined in Rule 144 of the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended), the transferee shall take the transferred Covered Shares free from any obligation under this Agreement.  From and after any such sale, WU shall have no voting rights with respect to the transferred Covered Shares.

3.      Representations and Warranties. Barron and WU each represents and warrants to other Party hereto as follows:

(a) Such Party has the legal capacity and the power to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by such Party and constitutes the valid, binding and enforceable obligation of such Party.

(b) The execution, delivery and performance by such Party of this Agreement and the consummation by such Party of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, conflict with or violate (i) any provision of law, rule or regulation to which such Party is subject, (ii) any order, judgment or decree applicable to such Party or (iii) any provision of any agreement, contract or other instrument to which such Party is a party or by which he or it is bound. The execution and delivery of this Agreement by such Party does not, and the performance of this Agreement by such Party shall not, require any consent, approval, authorization or permit of, or filing with or notification to, any court or arbitrator or any governmental body, agency or official, except for such filings as may be required under the Securities Exchange Act of 1934, as amended.

(c) Barron has not (i) entered into any other voting agreement with respect to any Covered Shares or (ii) granted any proxy or power of attorney with respect to any Covered Shares.

4.      No Inconsistent Agreements. Barron hereby covenants and agrees that, except as contemplated by this Agreement, as long as this Agreement remains in effect, Barron (a) shall not enter into any other voting agreement with respect to the Covered Shares and (b) shall not grant a proxy or power of attorney with respect to any Covered Shares which is inconsistent with its obligations pursuant to this Agreement.

5.      Legends.  Each certificate representing the Covered Shares held by Barron shall bear the legend set forth below, which shall be removed upon a sale and shall not be placed upon the certificate issued to the transferee:

"THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT DATED SEPTEMBER __, 2009 BY AND BETWEEN JIANHUA WU AND BARRON PARTNERS LP, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY."

6.      Notice.  All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier, mail or messenger against receipt thereof or sent by registered or certified mail, return receipt requested, or by facsimile transmission or similar means of communication if receipt is confirmed.  Notices shall be deemed to have been received on the date of delivery or attempted personal delivery if sent by registered or certified mail, by messenger or by an overnight courier services which provides evidence of delivery or attempted delivery, of if sent by telecopier, upon the date of receipt provided that receipt is acknowledge by the recipient.  Notices shall be sent to the parties at their respective addresses set forth on the signature page of this Agreement, in each case to the attention of the person who executed this Agreement on behalf of such party.  A copy of any notice to the Company shall be sent to Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd floor, New York, New York 10006, Attention Asher S. Levitsky P.C., telecopier: (212) 930-9725, e-mail: alevitsky@srff.com.  Any party may, by like notice, change the address, person or telecopier number to which notice shall be sent.

7.      Entire Agreement.  This Agreement, together with any documents, instruments and certificates explicitly referred to herein, constitutes the entire agreement among the parties and supersedes any and all prior communications, agreements and understandings, written and oral, with respect to the subject matter hereof.  This Agreement may not be amended or modified at any time, nor may any right be waived except by a written instrument executed by each Party in the case of an amendment or modification or by the Party granting the waiver, in the case of a waiver.  No failure or delay on the part of any party hereto in the exercise of any right hereunder will impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor will any single or partial exercise of any such right preclude any other or further exercise thereof or of any other right. No waiver by any party will be effective unless such waiver is specifically contained in a writing signed by such waiving party.

8.      Term of the Agreement. This Agreement shall expire upon the fifth anniversary of the date hereof.

9.      Miscellaneous.

(a) This Agreement shall be governed and construed in accordance with the laws of the State of New York applicable to agreements executed and to be performed wholly within such State, without regard to any principles of conflicts of law.  Each of the parties hereby (i) irrevocably consents and agrees that any legal or equitable action or proceeding arising under or in connection with this Agreement may be brought in the federal or state courts located in the County of New York in the State of New York, (ii) by execution and delivery of this Agreement, irrevocably submits to and accepts the jurisdiction of said courts, (iii) waives any defense that such court is not a convenient forum, and (iv) consent that any service of process  may be made (x) in the manner set forth in Section 6 of this Agreement (other than by telecopier or e-mail), or (y) by any other method of service permitted by law.

(b) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the Parties hereto and their respective successors, assigns, heirs, legal representatives and personal representatives, subject to the provisions of Section 2 of this Agreement.

(c) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Signatures on following page]

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the day and year first above written.

Address, Telecopier and e-mail		Signature
Barron Partners LP		BARRON PARTNERS, L.P.
730 Fifth Avenue, 25th Floor		By: BARRON CAPITAL ADVISORS LLP
New York, New York 10019		General Partner
Telecopier: (212) 359-0222
e-mail: abw@barronpartners.com
	By:	/s/ Andrew Barron Worden
Andrew Barron Worden, President

China Wind Systems, Inc.
No. 9 Yanyu Middle Road
Qianzhou Village, Huishan District, Wuxi City		/s/ Jianhua Wu
Jiangsu Province, People’s Republic of China		Jianhua Wu
Telecopier:
e-mail: